Exhibit 10.18

WHEELS UP PARTNERS HOLDINGS LLC OPTION PLAN

I.            PURPOSE AND DEFINITIONS

A.            PURPOSE OF THE PLAN

The purpose of this Plan is to (a) provide incentives to those members of management of the Company and its Affiliates whose performance will contribute to the long-term success and growth of the Company and its Affiliates; (b) improve the ability of the Company and its Affiliates to attract and retain employees and consultants of high competence; and (c) help build loyalty to the Company and its Affiliates through recognition and the opportunity for equity ownership and/or awards the value of which is derived indirectly from the value of the Company.

B.            DEFINITIONS

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Plan, have the following meanings:

1.	Affiliate has the meaning set forth in the Operating Agreement.

2.	Board means the Board of Directors of the Company.

3.	Code means the Internal Revenue Code of 1986, as amended.

4.	Committee means the committee to which the Board delegates the power to act under or pursuant to the provisions of the Plan, or the Board if no committee is selected.

5.	Company means Wheels Up Partners Holdings LLC, a Delaware limited liability company, and includes any successor or assignee entity or entities into which the Company may be merged, changed, converted or consolidated; any corporation or other entity for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

6.	Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

7.	Eligible Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who also is serving as an officer or director of the Company or of an Affiliate), designated by the Board or the Committee as being eligible to be granted one or more Options under the Plan.

8.	Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

9.	Fair Market Value means the fair market value as determined in good faith by the Committee.

10.	Interests means Common Interests of the Company as defined in the Operating Agreement or any equity securities into which the Common Interests are changed or converted or for which they are exchanged within the provisions of Article VI of the Plan.

11.	Non-Employee means a non-employee director, consultant, or independent contractor of the Company or of an Affiliate who is designated by the Board or the Committee as being eligible to be granted one or more Options under the Plan. For purposes of this Plan, a non-employee director shall be deemed to include the employer or other designee of such non-employee director, if the non-employee director is required, as a condition of his or her employment, to provide that any Option granted hereunder be made to the employer or other designee.

12.	Operating Agreement means the Third Amended and Restated Limited Liability Company Agreement of the Company, dated as of September 18, 2015, as same may be amended from time to time.

13.	Option means a right or option granted under the Plan.

14.	Option Agreement means an agreement between the Company and a Participant executed and delivered pursuant to the Plan.

15.	Participant means an Eligible Employee or Non-Employee to whom one or more Options are granted under the Plan.

16.	Plan means this Wheels Up Partners Holdings LLC Option Plan, as amended from time to time.

II.            INTERESTS SUBJECT TO THE PLAN

The aggregate number of Interests as to which Options may be granted from time to time shall be 2,850,000 Interests (subject to adjustment for splits, dividends, and other adjustments described in Article VI hereof).

Interests subject to Options that are forfeited, terminated, expire unexercised, canceled by agreement of the Company and the Participant (whether for the purpose of repricing such Options or otherwise), settled in cash in lieu of Interests or in such manner that all or some of the Interests covered by such Options are not issued to a Participant (or, if issued to the Participant, are returned to the Company by the Participant pursuant to a right of repurchase or right of first refusal exercised by the Company), shall immediately become available for Options. In addition, if the exercise price of any Option is satisfied by tendering Interests to the Company (by actual delivery or attestation), only the number of Interests issued net of the Interests tendered shall be deemed delivered for purposes of determining the maximum number of Interests available for Options.

For purposes of any applicable state securities law requirements, to the extent that any Options awarded under this Plan are granted in reliance upon an exemption from the registration requirements of the Securities Act of 1933 other than Rule 701 promulgated pursuant thereto, this Plan shall be considered to be comprised of two distinct plans, one applicable for awards granted in reliance upon the exemption set forth in such Rule 701 and one applicable for all other awards and each of which shall have identical terms; provided, that the maximum number of Interests that may be awarded under the two plans on a combined basis shall not exceed the number set forth above.

III.           ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove or replace any member of, and to fill any vacancy on, the Committee upon notice to the Committee and the affected member, if any. Any member of the Committee may resign upon notice to the Board. If permitted by applicable law, and in accordance with any such law, the Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

Subject to the provisions of the Plan, the Committee is authorized to:

A.	interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

B.	determine which employees of the Company or of an Affiliate shall be designated as Eligible Employees and which of the Eligible Employees shall be granted Options;

C.            determine the Non-Employees to whom Options shall be granted;

D.            determine the number of Interests for which an Option or Options shall be granted;

E.	provide for the acceleration of the right to exercise an Option (or portion thereof); and

F.            specify the terms and conditions upon which Options may be granted.

The Committee may delegate to the chief executive officer and to other senior officers of the Company or its Affiliates its duties under the Plan pursuant to such conditions or limitations as the Committee may establish. All determinations of the Committee shall be made by a majority of its members. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

IV.           ELIGIBILITY FOR PARTICIPATION

The Committee may, at any time and from time to time, grant one or more Options to one or more Eligible Employees or Non-Employees and may designate the number of Interests to be subject to each Option so granted. Notwithstanding the foregoing, (i) the Committee may authorize the grant of an Option to a person not then in the employ of or serving as a director, consultant, or independent contractor of the Company or of an Affiliate, conditioned upon such person becoming eligible to become a Participant at or prior to the execution of the Option Agreement evidencing the actual grant of such Option; and (ii) if the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then the Committee may authorize the grant of an Option under this Plan to a person who resides in the State of California only if such grant meets the requirements of Section 25102(o) of the California Securities Law.

V.            TERMS AND CONDITIONS OF OPTIONS

Each Option shall be set forth in an Option Agreement, duly executed on behalf of the Company and by the Participant to whom such Option is granted. Except for the setting of the exercise price under Paragraph A, no Option shall be granted and no purported grant of any Option shall be effective until such Option Agreement shall have been duly executed on behalf of the Company and by the Participant. Each Option shall be subject to at least the following terms and conditions:

A.            EXERCISE PRICE

The exercise price per Interest covered by each Option shall not, unless otherwise determined by the Committee, be less than the Fair Market Value of an Interest on the date of the grant of the Option.

B.            NUMBER OF INTERESTS

Each Option shall state the number of Interests to which it pertains.

C.            TERM OF OPTION

Each Option shall terminate not more than ten (10) years from the date of the grant thereof, or at such earlier time as the Option Agreement may provide, and shall be subject to earlier termination as herein provided.

D.            DATE OF EXERCISE

Upon the authorization of the grant of an Option, or at any time thereafter, the Committee may, subject to the provisions of Paragraph C of this Article V, prescribe the date or dates on which the Option becomes exercisable, may restrict exercise while a Participant is an employee of the Company or an Affiliate and may provide that the Option rights become exercisable in installments over a period of years, and/or upon the attainment of stated goals. Unless the Committee otherwise provides in writing, or unless otherwise required by law (including, if applicable, the Uniformed Services Employment and Reemployment Rights Act), the date or dates on which the Option becomes exercisable shall be tolled during any unpaid leave of absence. It is expressly understood that Options hereunder shall, unless otherwise provided for in writing by the Committee, be granted in contemplation of, and earned by the Participant through the completion of, future employment or service with the Company.

E.            MEDIUM OF PAYMENT

The exercise price shall be paid on the date of purchase specified in the notice of exercise, as set forth in Paragraph I. It shall be paid in such form as the Committee shall, either by rules promulgated pursuant to the provisions of Article III of the Plan, or in the particular Option Agreement, provide.

F.            TERMINATION OF EMPLOYMENT OR SERVICE

1.	A Participant who ceases to be an employee or Non-Employee of the Company or of an Affiliate for any reason other than death or Disability, may exercise any Option granted to such Participant, to the extent that the right to purchase Interests thereunder has become exercisable by the date of such termination, but only within six (6) months (or such other period of time as the Committee may determine), after such date, or, if earlier, within the originally prescribed term of the Option, and subject to the conditions that (i) no Option shall be exercisable after the expiration of the term of the Option and (ii) unless the Committee otherwise provides, no Option that has not become exercisable by the date of such termination shall at any time thereafter be or become exercisable. A Participant's employment or service shall not be deemed terminated by reason of a transfer to another entity which is the Company or an Affiliate.

2.	Except as the Committee may otherwise expressly provide or determine, a Participant who is absent from work with the Company or an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined at Paragraph B(6) of Article I hereof), or who is on leave of absence for any purpose permitted by the Company or by the Committee, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated his or her employment or relationship with the Company or with an Affiliate.

3.	Paragraph F(1) shall control and fix the rights of a Participant who ceases to be an employee or Non-Employee of the Company or of an Affiliate for any reason other than death or Disability, and who subsequently becomes Disabled or dies. Nothing in Paragraphs G and H of this Article V shall be applicable in any such case except that, in the event of such a subsequent Disability or death within the six (6)-month period after the termination of employment (or such other period determined by the Committee), the Participant or the Participant's estate or personal representative may exercise the Option permitted by this Paragraph F, in the event of Disability, within twelve (12) months after the date that the Participant ceased to be an employee or Non-Employee of the Company or of an Affiliate or, in the event of death, within twelve (12) months after the date of death of such Participant, provided, in each case, that the Option must be exercised within its originally prescribed term.

G.            TOTAL AND PERMANENT DISABILITY

A Participant who ceases to be an employee or Non-Employee of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the right to purchase Interests thereunder has become exercisable on or before the date such Participant becomes Disabled as determined by the Committee. A Disabled Participant, or his estate or personal representative, shall exercise such rights, if at all, only within a period of not more than twelve (12) months after the date that the Participant became Disabled as determined by the Committee (notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Interests on a later date if the Participant had not become Disabled) or, if earlier, within the originally prescribed term of the Option.

H.            DEATH

In the event that a Participant to whom an Option has been granted ceases to be an employee or Non-Employee of the Company or of an Affiliate by reason of such Participant's death, such Option, to the extent that the right is exercisable but not exercised on the date of death, may be exercised by the Participant's estate or personal representative within twelve (12) months after the date of death of such Participant or, if earlier, within the originally prescribed term of the Option, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Interests on a later date if the Participant were alive and had continued to be an employee or Non-Employee of the Company or of an Affiliate.

I.              EXERCISE OF OPTION AND ISSUANCE OF INTERESTS

Options shall be exercised by giving written notice to the Company. Such written notice shall: (1) be signed by the person exercising the Option, (2) state the number of Interests with respect to which the Option is being exercised, (3) if the Board, in its discretion, requires the Interests to be represented by a certificate, contain the warranty required by Paragraph M of this Article V, and (4) specify a date (other than a Saturday, Sunday or legal holiday) not less than five (5) nor more than ten (10) days after the date of such written notice, as the date on which the Interests will be purchased. Such tender and conveyance shall take place at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option. On the date specified in such written notice (which date may be extended by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Interests prior to the issuance thereof, whether pursuant to the provisions of Article VI or otherwise), the Company shall accept payment for the Interests, and if the Board, in its sole discretion, requires the Interests to be represented by a certificate, the Company shall deliver to the person or persons exercising the Option in exchange therefor an appropriate certificate or certificates and the Optionee shall execute and become a party to the Operating Agreement. In the event of any failure to pay for the number of Interests specified in such written notice on the date set forth therein (or on the extended date as above provided), the right to exercise the Option shall terminate with respect to such number of Interests, but shall continue with respect to the remaining Interests covered by the Option and not yet acquired pursuant thereto.

J.            RIGHTS AS A MEMBER

No Participant to whom an Option has been granted shall have rights as a member with respect to any Interests covered by such Option except upon the due exercise of the Option and tender of the full exercise price.

K.            ASSIGNABILITY AND TRANSFERABILITY OF OPTION

Unless otherwise permitted by the Code, by Rule 16b-3 of the Exchange Act and by the exemption set forth under Section 12(g) of the Exchange Act (Release No. 3456887), and by Section 260.140.41(d) of Title 10 of the California Code of Regulations, if applicable, and approved in advance by the Committee, an Option granted to a Participant shall not be transferable by the Participant and shall be exercisable, during the Participant's lifetime, only by such Participant or, in the event of the Participant's incapacity, his guardian or legal representative. Except as otherwise permitted herein, such Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Paragraph K, or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

L.            OTHER PROVISIONS

The Option Agreements authorized under the Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable.

M.            PURCHASE FOR INVESTMENT

Unless the Interests to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue the Interests covered by such exercise unless and until the following conditions have been fulfilled. In accordance with the direction of the Committee, the persons who exercise such Option shall warrant to the Company that, at the time of such exercise, such persons are acquiring their Interests for investment and not with a view to, or for sale in connection with, the distribution of any such Interests, and shall make such other representations, warranties, acknowledgments and/or affirmations, if any, as the Committee may require. If the Board, in its discretion, requires that the Interests be represented by a certificate, the persons acquiring such Interests shall be bound by the provisions of the following legend (or similar legend) which shall be endorsed upon the certificate(s) evidencing their Interests issued pursuant to such exercise.

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE EVIDENCE AN INTEREST IN WHEELS UP PARNTERS HOLDINGS LLC (THE "COMPANY") AND ARE SUBJECT TO THE TERMS AND CONDITIONS OF A THIRD AMENDED AND RESTATED LIMITED LIABLITY COMPANY AGREEMENT OF THE COMPANY, AS AMENDED FROM TIME TO TIME, AND AN OPTION AGREEMENT BETWEEN THE COMPANY AND THE OPTIONEE, COPIES OF WHICH ARE ON FILE WITH AND AVAILABLE FROM THE SECRETARY OF THE COMPANY. THE AGREEMENTS PROVIDE, AMONG OTHER THINGS, FOR RESTRICTIONS UPON THE HOLDER'S RIGHT TO TRANSFER THE INTERESTS REPRESENTED HEREBY, AND FOR CERTAIN PRIOR RIGHTS TO PURCHASE AND CERTAIN OBLIGATIONS TO SELL THE INTERESTS EVIDENCED BY THIS CERTIFICATE AT A DESIGNATED PURCHASE PRICE DETERMINED IN ACCORDANCE WITH THE AGREEMENTS. ANY ATTEMPTED TRANSFER OF THESE INTERESTS OTHER THAN IN COMPLIANCE WITH THE AGREEMENTS SHALL BE VOID AND OF NO EFFECT. BY ACCEPTING THESE INTERESTS, ANY PERMITTED TRANSFERE AGREES TO BE BOUND BY ALL OF THE TERMS AND CONDITIONS OF THE AGREEMENTS."

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REIGSTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR JURISDICTION, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT."

The Company may delay issuance of the Interests until completion of any action or obtaining any consent that the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

VI.           ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; SALE OF COMPANY

If the outstanding Interests of the Company are changed into or exchanged for a different number or kind of interests or other equity securities of the Company or of another entity by reason of any conversion, reorganization, merger, or consolidation, or if a change is made to the Interests of the Company by reason of any recapitalization, reclassification, split, reverse split, combination of interests or distribution payable in interests, or the like, the Company shall make adjustments to the Options (including, by way of example and not by way of limitation, the grant of substitute options under the Plan or under the plan of such other entity) as it may determine to be appropriate under the circumstances, and, in addition, appropriate adjustments shall be made in the number and kind of equity securities and in the exercise price per security subject to outstanding options under the Plan or under the plan of such successor entity. No such adjustment shall be made which shall, within the meaning of Section 409A of the Code, constitute such a modification, extension, or renewal of an option as to cause the adjustment to be considered as the grant of a new option.

Notwithstanding anything herein to the contrary, the Company may, in its sole discretion, accelerate the timing of the exercise provisions of any Option in the event of (i) the adoption of a plan of merger or consolidation under which a majority of the Interests of the Company would be eliminated, or (ii) a sale or exchange of all or any portion of the Company's assets or equity securities. Alternatively, and notwithstanding anything herein to the contrary, the Company may, in its sole discretion and without the consent of the Participants, provide for one or more of the following: (i) the assumption of the Plan and outstanding Options by the surviving entity or its parent; (ii) the substitution by the surviving entity or its parent of Options with substantially the same terms for such outstanding Options; (iii) immediate exercisability of such outstanding Options followed by cancellation of such Options; and (iv) settlement of the intrinsic value of the outstanding vested Options in cash or cash equivalents or equity followed by the cancellation of all Options (whether or not then vested or exercisable). In connection with any such transaction, each Participant shall, to the extent so provided under the definitive transaction agreement, (i) join on a pro rata basis in all purchase price adjustments, contingent payments, indemnification and other obligations of the Company's members in connection with such transaction, (ii) be bound by the appointment of any member representative who shall represent the Company's stockholders under the definitive transaction agreement as the representative, agent, proxy, and attorney-in-fact for the Participant, with the power and authority to act on the Participant's behalf with respect to the definitive transaction agreement, and (iii) execute such additional agreements or documentation, if any, as may be required under the definitive transaction agreement to reflect the foregoing or the treatment of the Participant's Options, including without limitation, letters of transmittal or cash-out agreements.

Upon a business combination by the Company or any of its Affiliates with any corporation or other entity through the adoption of a plan of merger or consolidation or an interest or share exchange or through the purchase of all or substantially all of the equity interests or assets of such other corporation or entity, the Board or the Committee may, in its sole discretion, grant Options pursuant hereto to all or any persons who, on the effective date of such transaction, hold outstanding options to purchase securities of such other corporation or entity and who, on and after the effective date of such transaction, will become employees or directors of, or consultants to, the Company or its Affiliates. The number of Interests subject to such substitute Options shall be determined in accordance with the terms of the transaction by which the business combination is effected. Notwithstanding the other provisions of this Plan, the other terms of such substitute Options shall be substantially the same as or economically equivalent to the terms of the options for which such Options are substituted, all as determined by the Board or by the Committee, as the case may be. Upon the grant of substitute Options pursuant hereto, the options to purchase securities of such other corporation or entity for which such Options are substituted shall be canceled immediately.

VII.         DISSOLUTION OR LIQUIDATION OF THE COMPANY

Upon the dissolution or liquidation of the Company other than in connection with a transaction to which the preceding Article VI is applicable, all Options granted hereunder shall terminate and become null and void; provided, however, that if the rights of a Participant under the applicable Options have not otherwise terminated and expired, the Participant shall have the right immediately prior to such dissolution or liquidation to exercise any Option granted hereunder to the extent that the right to purchase Interests thereunder has become exercisable as of the date immediately prior to such dissolution or liquidation.

VIII.        TERMINATION OF THE PLAN

The Plan shall terminate ten (10) years from the date of its adoption. The Plan may be terminated at an earlier date by vote of the Board; provided, however, that any such earlier termination shall not affect any Options granted or Option Agreements executed prior to the effective date of such termination. Except as may otherwise be provided for under Articles VI and VII, and notwithstanding the termination of the Plan, any Options granted prior to the effective date of the Plan's termination may be exercised until the earlier of (i) the date set forth in the Option Agreement or (ii) ten (10) years from the date the Option is granted, and the provisions of the Plan with respect to the full and final authority of the Committee under the Plan shall continue to control.

IX.           AMENDMENT OF THE PLAN

The Plan may be amended by the Board and such amendment shall become effective upon adoption by the Board. The Board may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall materially impair the rights of any Participant without his, her or its consent.

X.            EMPLOYMENT RELATIONSHIP

Nothing herein contained shall be deemed to prevent the Company or an Affiliate from terminating the employment or other service relationship of a Participant, nor to prevent a Participant from terminating the Participant's employment or other service relationship with the Company or an Affiliate, unless otherwise limited by an agreement between the Company (or an Affiliate) and the Participant.

XI.           INDEMNIFICATION OF COMMITTEE

In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall, to the extent permitted by the laws of the State of Delaware, be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as members of the Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive such indemnification, a Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend any such action, suit or proceeding.

XII.         SAVINGS CLAUSE

This Plan is intended to comply in all respects with applicable law and regulations, including Code Section 409A. In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulation (including Code Section 409A), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including Code Section 409A) so as to foster the intent of this Plan.

XIII.        WITHHOLDING

Except as otherwise provided by the Committee,

A.	the Company shall have the power and right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy the minimum federal, state, and local taxes required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan; and

B.	in the case of any taxable event hereunder, a Participant may elect, subject to the approval in advance by the Committee, to satisfy the withholding requirement, if any, in whole or in part, by having the Company withhold Interests that would otherwise be transferred to the Participant having a Fair Market Value, on the date the tax is to be determined, equal to the minimum marginal tax that could be imposed on the transaction. All elections shall be made in writing and signed by the Participant.

XIV.       EFFECTIVE DATE

This Plan shall become effective upon adoption by the Board.

XVI.       FOREIGN JURISDICTIONS

To the extent the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States of America, the Committee in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States of America.

XVII.      GOVERNING LAW

This Plan shall be governed by the laws of the State of Delaware.

XVIII.     HEADINGS

Section headings are for reference only and shall not affect the interpretation of this Plan.

OPTION AGREEMENT

Wheels Up Partners Holdings LLC Option Plan

THIS OPTION AGREEMENT (this “Agreement”) is made as of the date of grant specified on the signature page hereto (the “Grant Date”), by and between Wheels Up Partners Holdings LLC, a Delaware limited liability company (the “Company”), and the recipient identified on the signature page hereto (“Optionee”). Certain definitions are set forth in Section 6 of this Agreement. Capitalized terms used but not otherwise defined shall have the meaning given thereto in the Plan.

WHEREAS, the Company has adopted the Plan, pursuant to which options to purchase Interests in the Company may be awarded to designated recipients from time to time;

WHEREAS, Optionee is employed by or otherwise provides services as a consultant to the Company or an Affiliate thereof; and

WHEREAS, the Company has determined that it would be in the best interests of the Company to make the award of the Option provided for herein to Optionee pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.             Grant of Option.

(a)               Number of Interests. The Company grants to Optionee the right and option to purchase all or any part of the aggregate number of Interests set forth on the signature page hereto (the “Option”) on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. Optionee acknowledges receipt of a copy of the Plan and acknowledges that the definitive records pertaining to the grant of this Option, and exercises of rights hereunder, shall be retained by the Company.

(b)               Exercise Price. The exercise price of the Interests subject to the Option shall be the exercise price per Interest set forth on the signature page hereto (the “Exercise Price”), which is no less than the Fair Market Value per Interest as of the Grant Date. The foregoing notwithstanding, Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the Exercise Price equals or exceeds the fair market value of an Interest on the Grant Date in a later determination. Optionee agrees that if the IRS determines that the Exercise Price was less than the fair market value of an Interest on the Grant Date, Optionee shall be solely responsible for any costs or tax liabilities related to such a determination.

(c)               Representations. In connection with the issuance of the Option pursuant hereto, Optionee represents and warrants to the Company that:

(i)                       The Option to be issued to Optionee pursuant to this Agreement and any Interests acquired upon exercise will be acquired for investment purposes for Optionee’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Option and any Interests acquired upon exercise will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

(ii)                      Optionee is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Option and any Interests acquired upon exercise, which investment involves a high degree of risk;

(iii)                     Optionee is able to bear the economic risk of his, her or its investment in the Option and Interests for an indefinite period of time because the Option and underlying Interests have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available;

(iv)                     Optionee has had an opportunity to ask questions and receive answers concerning the terms and conditions of the issuance of the Option and has had full access to such other information concerning the Company as he, she or it has requested;

(v)                      This Agreement and each of the other agreements contemplated hereby and to which Optionee is a party constitute legal, valid and binding obligations of Optionee, enforceable in accordance with their terms, and the execution, delivery and performance of this Agreement and such other agreements by Optionee does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Optionee is a party or any judgment, order or decree to which Optionee is subject;

(vi)                     Optionee is not a party to or bound by any employment agreement, noncompetition agreement or confidentiality agreement which conflicts with the obligations set forth in this Agreement;

(vii)                    Optionee is a resident of the state set forth on the signature page hereto; and

(viii)                   If Optionee has checked the “accredited investor” box on the signature page hereto or if Optionee is an entity, Optionee qualifies as an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act (a copy of which rule is attached hereto as Annex 1) and has such knowledge and experience in financial and business matters to evaluate the merits and risks of the acquisition of the Option and Interests and has the capacity to protect his, her or its own interests in connection with such acquisition. Optionee has no reason to anticipate any material change in his, her or its personal financial condition for the foreseeable future.

(d)               No Right to Continue Performing Services. As an inducement for the Company to award the Option to Optionee, and as a condition thereto, Optionee acknowledges and agrees that neither any future issuance of equity of the Company or any Affiliate to Optionee nor any provision contained herein or in the Operating Agreement shall entitle Optionee to remain in the service of the Company or any of its subsidiaries, or affect the right of the Company or any subsidiary, to terminate Optionee’s services at any time for any reason.

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(e)               Spousal Consent. Concurrently with the execution of this Agreement, if Optionee is lawfully married and subject to the laws of a community property state, Optionee’s spouse shall execute the consent in the form of Exhibit A attached hereto.

2.             Vesting.

(a)               Generally. The Option will become vested in four equal annual installments on the dates set forth on the signature page hereto, in each case subject to Optionee’s continued employment or service with the Company (or one of its subsidiaries) at all times from the Grant Date through each such annual vesting date. In the event Optionee ceases to perform services for the Company or one of its subsidiaries for any reason (a “Separation”), no further portion of the Option shall become vested and the unvested portion of the Option will be immediately forfeited by Optionee for no consideration; provided, however, that, if Optionee is an employee of the Company or its subsidiaries, upon a termination of employment by the Company without Cause, any portion of the Option that is scheduled to become vested within six months following the date of such termination shall become vested as if no such termination has occurred.

(b)              Acceleration. Upon the occurrence of a Change of Control, the entire portion of the Option that has not yet become vested shall become vested at the time of such Change of Control, if (i) at all times from the Grant Date through the Change of Control, Optionee is performing services for the Company or one of its subsidiaries, or (ii) Optionee is an employee of the Company or its subsidiaries and his or her employment was terminated by the Company without Cause following the announcement of a Change of Control transaction and that transaction closes within six months following the date of termination of Optionee’s employment.

(c)               Expiration. To the extent that the Option becomes vested in accordance with this Section 2, the Option will remain exercisable until the tenth (10th) anniversary of the Grant Date unless earlier terminated in accordance with the Plan or this Agreement. Without limiting the generality of the foregoing, Paragraph F of Article V of the Plan provides that the vested portion of the Option shall expire six (6) months after the Separation, unless the Separation was for death or Disability.

(d)              Exercisability. The Option shall be exercisable only to the extent it is vested at the time of exercise. Notwithstanding the foregoing or anything herein or in the Plan to the contrary, if Optionee is an employee of the Company or one of its subsidiaries at the time Optionee desires to exercise any vested portion of the Option and the Company is not at such time a corporation for federal income tax purposes, such portion may not be exercised if the Company in its sole discretion declines to allow such portion to be exercised at such time. For the avoidance of doubt, the preceding sentence shall not limit Optionee’s ability to exercise the vested portion of the Option following termination of employment, subject to the other terms and conditions of this Agreement and the Plan.

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3.             Issuance of Interests.

(a)               Procedure. The Option may be exercised in whole or in part (to the extent that it is vested and exercisable in accordance with its terms) by giving written notice (or any other approved form of notice) to the Company. Such written notice shall be signed by the person exercising the Option, shall state the number of Interests with respect to which the Option is being exercised, shall contain the warranty, if any, required under the Plan and shall specify a date (other than a Saturday, Sunday or legal holiday) not less than five (5) nor more than ten (10) days after the date of such written notice, as the date on which the Interests will be purchased, at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option, and shall otherwise comply with the terms and conditions of this Agreement and the Plan. On the date specified in such written notice (which date may be extended by the Company if any law or regulation requires the Company to take any action with respect to the Option Interests prior to the issuance thereof), and subject to Section 2(d), if applicable, the Company shall accept payment for the Option Interests and the holder of the Option shall execute the Operating Agreement, or a joinder thereto, effective as of the date such Interests are purchased if such holder is not already a party thereto.

(b)               Payment. The Exercise Price of any Interests being acquired shall be payable at the time of exercise as determined by the Company in its sole discretion either:

(i)	in cash, by certified check or bank check, or by wire transfer;

(ii)	in whole units of the Company’s Interests; provided, however, that the transfer of such interests as payment hereunder does not result in any adverse tax or accounting consequences to the Company or any of its members;

(iii)	in lieu of Optionee being required to pay the Exercise Price in cash or another method specified in (i) or (ii) above, by the Company delivering to Optionee a lesser number of Interests having a Fair Market Value on the date of exercise equal to the amount by which the Fair Market Value of the Interests being exercised exceeds the Exercise Price of such Interests (a so-called “net” exercise);

(iv)	through the delivery of cash or the extension of credit by a broker-dealer to whom Optionee has submitted notice of exercise or otherwise indicated an intent to exercise an Option (a so-called “cashless” exercise); or

(v)	in any combination of (i), (ii), (iii) or (iv) above.

The Fair Market Value of the Interests to be applied toward the Exercise Price shall be determined as of the date of exercise of the Option. The holder of the Option shall have the rights of a Member only with respect to those Interests covered by the Option upon the due exercise of the Option.

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4.             Repurchase Right.

(a)               Right of Repurchase. In the event that Optionee’s employment or service terminates for any reason, all Interests acquired upon exercise (whether held by Optionee or one or more of Optionee’s Permitted Transferees, other than the Company) will be subject to repurchase by the Company pursuant to the terms and conditions set forth in this Section 4 (the “Repurchase Option”). The Company may assign its repurchase rights set forth in this Section 4 to any Person.

(b)               Repurchase Price for Interests. The purchase price for each Interest to be repurchased pursuant to this Section 4 will be the Repurchase Value for such Interest.

(c)               Timing. In the event of termination, the Company or its assignee(s) shall have the right to purchase the Interests at the price as determined in Section 4(b) above by delivering written notice (the “Repurchase Notice”) to the holder or holders of the Interests during the thirty (30)-day period commencing after the latest of (A) the termination, (B) the date which is six (6) months following the date on which Optionee last exercised any portion of the Option, and (C) the date on which Optionee is no longer permitted to exercise any portion of the Option. The Repurchase Notice will set forth the number of Interests to be acquired from each holder, the aggregate consideration to be paid for such Interests and the time and place for the closing of the transaction. The Interests to be repurchased by the Company shall first be satisfied to the extent possible from the Interests held by Optionee at the time of delivery of the Repurchase Notice. If the number of the Interests then held by Optionee is less than the total number of the Interests which the Company has elected to purchase, the Company shall purchase the remaining Interests elected to be purchased from the other holder(s) of the Interests under this Agreement, pro rata according to the number of the Interests held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest interest).

(d)               Closing. The closing of the purchase of the Interests pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice, which date shall not be more than two (2) weeks nor less than two (2) business days after the delivery of such notice. The Company will be entitled to receive customary representations and warranties from the sellers of the Interests (including representations and warranties regarding good title to the Interests, the absence of any liens on such title or other encumbrances with respect to the Transfer of the Interests and the ability of such sellers to consummate the sale).

(e)               Limitations. Notwithstanding anything to the contrary contained in this Agreement, all repurchases of the Interests by the Company shall be subject to applicable restrictions contained in the Delaware Limited Liability Company Act and as may be required by other parties in the Company’s or any subsidiaries’ equity financing agreements and agreements evidencing indebtedness for borrowed money, if any. If any such restrictions prohibit the repurchase of the Interests hereunder which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

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5.             Restrictions on Transfer.

(a)               Option Not Transferable. The Option shall not be transferable or assignable except to the extent permitted by the Plan and this Agreement.

(b)               Interests Acquired Upon Exercise Generally Not Transferable. Following the exercise of the Option, the holder of the Interests acquired upon exercise shall not have the right or power, without the prior written consent of the Company, to (i) Transfer or dispose of any Interests, except as permitted by this Agreement and the Operating Agreement or (ii) withdraw prior to the dissolution or winding up of the Company. In the event of any Transfer permitted under the previous sentence, (x) the restrictions herein and in the Operating Agreement will continue to be applicable to the Interests irrespective of such Transfer and (y) any transferee shall be required to execute and deliver to the Company an executed joinder agreement to the Operating Agreement and agree to all repurchase rights of the Company contained herein.

(c)               Operating Agreement Restrictions. Optionee acknowledges that the Operating Agreement separately imposes restrictions on the Transfer of the Interests, which restrictions shall be in addition to, and not in lieu of, and which shall not in any way be superseded by, the restrictions under this Agreement.

(d)               Permitted Transfers. Subject to Section 5(c) and this Section 5(d), a Transfer of Interests may be effectively and validly made by Optionee or a Permitted Transferee without the prior written consent of the Company if such Transfer is a Permitted Transfer to a Permitted Transferee. Before Optionee or a Permitted Transferee may effect a Transfer pursuant to this Section 5(d), Optionee will promptly notify the Company of such proposed Transfer and provide all documents as the Company may request in order to permit the Company to verify that such proposed Transfer constitutes a Permitted Transfer. Notwithstanding anything to the contrary herein, in the event of any change, occurrence or circumstance that would have resulted in any Permitted Transfer not qualifying as a Permitted Transfer if occurring after such change, occurrence or circumstance, the transferee in such Permitted Transfer shall promptly Transfer the Interests that had been Transferred pursuant to such Permitted Transfer to the Person who held such Interests immediately prior to such Transfer, and the books of the Company shall be amended to reflect such Transfer.

(e)               Opinion of Counsel for Transfer of Interests. In addition to the restrictions on transfer in this Section 5 and in the Operating Agreement, no holder of Interests may transfer any Interests (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such Transfer, unless the Company waives the requirement of an opinion of counsel.

(f)               Registration. Optionee understands that the Interests are not currently being registered under the Securities Act by reason of their contemplated issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Rule 506 or Rule 701 (or Section 4(a)(2)) thereof. Optionee further agrees that Optionee will not sell or otherwise dispose of the Interests unless such sale or other disposition has been registered or is exempt from registration under the Securities Act and has been registered or qualified or is exempt from registration or qualification under applicable securities laws of any state.

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6.             Definitions.

“Affiliate” has the meaning set forth in the Operating Agreement.

“Board” means the Board of Directors of the Company.

“Cause” means (i) Optionee’s theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or of an Affiliate, Optionee’s perpetration or attempted perpetration of fraud, or Optionee’s participation in a fraud or attempted fraud, on the Company or an Affiliate or Optionee’s unauthorized appropriation of, or Optionee’s attempt to misappropriate, any tangible or intangible assets or property of the Company or an Affiliate; (ii) any act or acts by Optionee of disloyalty, dishonesty, misconduct, moral turpitude, or any other act or acts by Optionee injurious to the interest, property, operations, business or reputation of the Company or an Affiliate; (iii) Optionee’s commission of a felony or any other crime the commission of which results in injury to the Company or an Affiliate; or (iv) any violation of any restriction on the disclosure or use of confidential information of the Company or an Affiliate, client, customer, prospect, or merger or acquisition target, or on competition with the Company or an Affiliate or any of its businesses as then conducted.

“Change of Control” has the meaning set forth in the Operating Agreement.

“Initial Public Offering” has the meaning set forth in the Operating Agreement.

“Interests” means Common Interests of the Company.

“IRS” means Internal Revenue Service.

“Member” has the meaning set forth in the Operating Agreement.

“Operating Agreement” means the Sixth Amended and Restated Limited Liability Company Agreement of the Company dated as of January 17, 2020, as the same may be amended from time to time.

“Permitted Transfer” means a Transfer that is both a “Permitted Transfer” as defined in the Operating Agreement and is a Transfer to one of the following: (a) if Optionee is a natural person, to Optionee’s spouse, children or siblings (whether natural, step or by adoption), grandchildren (whether natural, step or by adoption) or parents or to a trust, partnership, corporation or limited liability company, all the trustees, beneficiaries, partners and equityholders of which are (and continue to be), as applicable, one or more of any such Persons; and (b) if Optionee is a natural Person, to Optionee’s guardian or conservator. No Permitted Transfer shall be effective unless and until the transferee of the Interests so Transferred executes and delivers to the Company an executed joinder agreement in accordance with the Operating Agreement.

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“Permitted Transferee” means, with respect to Optionee, any Person who shall have directly or indirectly acquired and who shall hold any Interests pursuant to a Permitted Transfer. Notwithstanding the foregoing, a Permitted Transferee shall not include any Person that is in receivership, bankruptcy, insolvency, dissolution, liquidation or any similar proceeding or any Person whose incompetence has been established pursuant to judicial determination.

“Person” has the meaning set forth in the Operating Agreement.

“Plan” means the Wheels Up Partners Holdings LLC Option Plan.

“Repurchase Value” means the fair market value of the Interests being repurchased as of the date of termination of employment or service, as determined by the Board in good faith less any distributions paid with respect to such Interests after such date.

“Securities Act” means the Securities Act of 1933, as amended from time to time (and the rules and regulations promulgated thereunder).

“Transfer” has the meaning set forth in the Operating Agreement.

7.             Notices. Any notice, consent, waiver and other communications required or permitted pursuant to the provisions of this Agreement must be in writing and will be deemed to have been properly given (a) when delivered by hand; (b) when sent by facsimile (with acknowledgment of complete transmission), provided that a copy is mailed by U.S. certified mail, return receipt requested; (c) three (3) days after sent by certified mail, return receipt requested; or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case to the appropriate addresses and facsimile numbers set forth below:

If to the Company:

Wheels Up Partners Holdings LLC

601 West 26th Street, Suite 900

New York, New York 10001

Attn: Kate O’Malley, SVP, Legal & Corporate Development

Email: komalley@wheelsup.com

With a copy to (which shall not constitute notice):

Arnold & Porter Kaye Scholer LLP

250 West 55th Street

New York, New York 10019

Attn: John Geelan and Thomas Yadlon

Email: john.geelan@arnoldporter.com and
thomas.yadlon@arnoldporter.com

If to Optionee:

To the address set forth on the signature page hereto.

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Each party will be entitled to specify a different address for the receipt of subsequent notices by giving written notice thereof to the other party in accordance with this Section 7.

8.             General Provisions.

(a)               Transfers in Violation of Agreement. Any Transfer or attempted Transfer of the Option or any Interests acquired upon exercise in violation of any provision of this Agreement shall be null and void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Interests as the owner of such securities for any purpose.

(b)               Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(c)               Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(d)              Counterparts. This Agreement may be executed in separate counterparts (including by facsimile, electronic transmission or electronic signature), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

(e)               Successors and Assigns.

(i)                       The Option and all Interests acquired upon exercise will continue to be Options or Interests in the hands of any holder other than Optionee, including any of Optionee’s transferees permitted hereunder and under the Operating Agreement (except for the Company and except for transferees in an Initial Public Offering or pursuant to a Change of Control). Except as otherwise provided herein, each such other holder of the Option or Interests will succeed to all rights and obligations attributable to Optionee as a holder of Options or Interests hereunder.

(ii)                      Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Optionee and the Company and their respective successors and assigns (including subsequent holders of Interests); provided that the rights and obligations of Optionee under this Agreement shall not be assignable without the written consent of the Company.

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(f)               Choice of Law/Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to its conflict of law provisions. Optionee and the Company each hereby irrevocably submits to the jurisdiction of any New York state or federal court sitting in the County of New York, State of New York, in any action or proceeding arising out of or relating to this Agreement, and Optionee and the Company hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. Optionee and the Company each hereby irrevocably waive, to the fullest extent permitted by law, any objection which he, she or it may now or hereafter have to the laying of the venue of any such action or proceeding brought in any such court, and any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

(g)               Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney’s fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(h)              Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and Optionee. No cause of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

(i)                Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company’s chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

(j)                Indemnification and Reimbursement of Payments on Behalf of Optionee. The Company and its subsidiaries shall be entitled to deduct or withhold from any amounts owing from the Company or any subsidiaries to Optionee any federal, state, local or foreign withholding taxes, excise taxes or employment taxes (“Taxes”) imposed with respect to Optionee’s compensation or other payments from the Company or any subsidiaries or Optionee’s ownership interest in the Company, including, but not limited to, bonuses, dividends, the receipt or exercise of options and/or the receipt or vesting of restricted equity. Optionee shall indemnify the Company and its subsidiaries for any amounts paid with respect to any such Taxes, together with any interest, penalties and expenses related thereto.

(k)               Termination. This Agreement shall survive the termination of Optionee’s service relationship with the Company or any subsidiary and shall remain in full force and effect after such termination.

(l)                Generally Accepted Accounting Principles. Where any accounting determination or calculation is required to be made under this Agreement or the exhibits hereto, such determination or calculation (unless otherwise provided) shall be made in accordance with United States generally accepted accounting principles, consistently applied.

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(m)             Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury of any claim or cause of action in any legal proceeding arising out of or related to this Agreement or the transactions or events contemplated hereby or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party hereto. The parties hereto each agree that any and all such claims and causes of action shall be tried by a court trial without a jury. Each of the parties hereto further waives any right to seek to consolidate any such legal proceeding in which a jury trial has been waived with any other legal proceeding in which a jury trial cannot or has not been waived.

(n)               Clawback. Notwithstanding anything herein or in the Plan or in any other agreement to the contrary, any grant, exercise, payment, delivery or transfer made pursuant to this Agreement which is subject to recovery under any law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act), government regulation, stock exchange listing requirement or policy of the Company or any related entity implemented pursuant to any of the foregoing will be subject to such clawbacks or deductions as may be required to be made pursuant to such law, government regulation, stock exchange listing requirement or policy.

(o)               Recapitalizations, Exchanges, etc. Without limiting Article VI of the Plan, the provisions of this Agreement applicable to Interests acquired upon exercise shall apply with respect to any and all equity securities of the Company or any successor or assign thereof (whether by conversion, merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of Interests, by reason of a distribution, Interest split, Interest issuance, reverse Interest split, combination, recapitalization, reclassification, conversion, merger, consolidation or otherwise. Upon the occurrence of any such events, the provisions of this Agreement applicable to Interests acquired upon exercise shall be appropriately adjusted by the Board.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the date first written above.

Wheels Up Partners Holdings LLC

By:
Name: Kenneth Dichter
Title: Chief Executive Officer

Optionee

[●]

Grant Date: [●], 202_

Number of Interests subject to Option: [●]

Exercise Price: $[●] per Interest

Vesting Schedule:

[●], 202_: 25%
[●], 202_: 25%
[●], 202_: 25%
[●], 202_: 25%

Address for Notices:

State of Residence: [●]

Accredited Investor? ☐ Yes ☐ No
(See Annex 1.)

[Signature Page to Option Agreement]

EXHIBIT A

SPOUSAL CONSENT*

The undersigned spouse of [●] (“Optionee”) hereby acknowledges that I have read the foregoing Option Agreement executed by Optionee, and that I understand its content. I am aware that the foregoing Option Agreement provides for the sale or repurchase of my spouse’s Option or the Interests acquired upon exercise under certain circumstances and/or impose other restrictions on such securities (including, without limitation, restrictions on transfer). I agree that my spouse’s interest in these securities is subject to these restrictions and any interest that I may have in such securities shall be irrevocably bound by the Option Agreement and further, that my community property interest, if any, shall be similarly bound by the Option Agreement.

_________________________       Date _______ ___, 20__

Spouse’s Name: ___________________________

_________________________       Date _______ ___, _20__

Witness’ Name: ___________________________

* Required only if Optionee resides in a community property state (Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington or Wisconsin).

ANNEX 1

ACCREDITED INVESTOR QUESTIONNAIRE

The following are “accredited investors” for purposes of the offering and sale of securities:

a)	any bank as defined in section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in section 2(a)(48) of the Investment Company Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”) if the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

b)	any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

c)	any organization described in Section 501(c)(3) of the Internal Revenue Code (the “Code”), corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

d)	any director, executive officer, or general partner of the Company;

e)	any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000, at the time of this purchase;[1]

f)	i)	any natural person who had an individual income in excess of $200,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year; or

ii)	any natural person who had joint income with that person’s spouse in excess of $300,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year;

g)	any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

h)	any entity in which all of the equity owners are accredited investors meeting one or more of the tests under subparagraphs (a) - (g).

1 For purposes of calculating net worth, (A) the person’s primary residence shall not be included as an asset, (B) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability) and (C) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability.